SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 24, 2000
                                  -------------


                               EMCORE CORPORATION


               (Exact name of registrant as specified in charter)




        New Jersey                   0-22175                  22-2746503
---------------------------- ------------------------- -------------------------
     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation



145 Belmont Drive, Somerset, New Jersey                                  08873
--------------------------------------------------------------------------------
(Address of principal offices)                                        (Zip Code)


Registrant's telephone number including area code                 (732) 271-9090


394 Elizabeth Avenue, Somerset, New Jersey  08873
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS.

     On August 24, 2000, EMCORE Corporation issued the press release annexed hereto as Exhibit 99.1 announcing the declaration of a two-for-one stock split.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibit No.        Exhibit Description
          -----------        -------------------
          99.1               Press Release dated August 24, 2000


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               EMCORE CORPORATION
                                               (Registrant)


                                               By:    /s/ Thomas G. Werthan
                                                  ----------------------------
                                                      Thomas G. Werthan
                                                      Chief Financial Officer

Dated:  August 25, 2000